Exhibit 10.2

AMENDMENT NO. 2 TO

AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 2 (this “Amendment”) dated as of October 26, 2009, to that certain AGREEMENT AND PLAN OF MERGER dated as of September 8, 2009 (the “Original Agreement”), as amended by Amendment No. 1 dated as of October 22, 2009, in each case by and among PROSPECT ACQUISTION CORP., a company incorporated under the laws of Delaware (“Prospect”), KW MERGER SUB CORP., a company incorporated under the laws of Delaware and a wholly owned subsidiary of Prospect (“Merger Sub”) and KENNEDY-WILSON, INC., a company incorporated under the laws of Delaware (“KW”).

RECITALS

WHEREAS, the Parties are parties to the Original Agreement, as amended; and

WHEREAS, the Parties wish to amend the Original Agreement, as amended, pursuant to and in accordance with Section 11.2 thereof as further set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Original Agreement, pursuant to and in accordance with Section 11.2 of the Original Agreement, the Parties agree to amend the Original Agreement, as amended, as follows:

1.             Definitions.  All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Original Agreement.

2.             Amendment to Definition of Prospect Warrant Agreement Amendment.  The definition of Prospect Warrant Agreement Amendment in Annex A of the Original Agreement shall be deleted in its entirety and replaced with the following:

“Prospect Warrant Agreement Amendment” means an amendment to the Prospect Warrant Agreement substantially in the form attached as Exhibit E that provides that, simultaneously with the Closing: (i) each Sponsor Warrant (as defined in the Prospect Warrant Agreement) will be converted into the Amended Sponsor Warrant; and (ii) each Public Warrant (as defined in the Prospect Warrant Agreement) will be converted into either (x) the Cash Consideration or (y) the Amended Public Warrant, in each case as the holder of Public Warrants shall have elected or be deemed to have elected; provided that no more than 50% of the outstanding Public Warrants shall be converted into the right to receive the Amended Public Warrant (the “Warrant Limit”); and provided further that in the event that holders of in excess of the Warrant Limit shall have elected to receive the Amended Public Warrant, the holders of the Public Warrants who elect to receive the Amended

Public Warrant and the holders of the Sponsor Warrants will receive the Cash Consideration for a portion of their Warrants, as further set forth in and in accordance with Exhibit E hereto.

3.             Full Force and Effect.  Except as expressly amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof.

4.             Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

5.             Counterparts; Facsimile Execution.  This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.  Facsimile or electronic execution and delivery of this Amendment is legal, valid and binding for all purposes.

6.             Headings.  All section titles and captions contained in this Amendment are for convenience only and shall not be deemed a part of this Amendment.

7.             Severability.  If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated by this Amendment are fulfilled to the extent possible.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

PROSPECT ACQUISITION CORP.
By:	/s/ David A. Minella
Name: David A. Minella
Title: Chairman & CEO
Address: 9130 Galleria Court, Suite 318
Naples, FL 34109

With a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022
Attention: Floyd I. Wittlin, Esq.

KW MERGER SUB CORP.
By:	/s/ David A. Minella
Name: David A. Minella
Title: President and Secretary
Address: c/o Prospect Acquisition Corp.
9130 Galleria Court, Suite 318
Naples, FL 34109

KENNEDY-WILSON, INC.

By:	/s/ William J. McMorrow
Name: William J. McMorrow
Title: Chief Executive Officer
Address: 9601 Wilshire Blvd.
Beverly Hills, CA 90210